Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,757,122.50
Previously Paid Amount	9,416.50
Total Fee Amount	2,106.32
Total Offset Amount	0.00
Net Fee	$ 0.00